EXPEDITION FUNDS

                          EXPEDITION MONEY MARKET FUND
                      EXPEDITION TAX-FREE MONEY MARKET FUND
                      EXPEDITION INVESTMENT GRADE BOND FUND
                 EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
                       THE PROSPECTUS DATED MARCH 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The following disclosure is inserted at the end of the paragraph under "How to Purchase Shares--General Information" that defines a Business Day.

From September 13, 2001, until the reopening of the New York Stock Exchange, for the Expedition Money Market Fund and Expedition Tax-Free Money Market Fund, Expedition Investment Grade Bond Fund and Expedition Tax-Free Investment Grade Bond Fund, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders.
During this period, each Fund listed above will process transaction orders up to and determine its per share net asset value as of 12:00 p.m., Eastern time.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE